Exhibit 10.2






                               IRON MOUNTAIN/ATSI


                             1995 STOCK OPTION PLAN



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                               IRON MOUNTAIN/ATSI
                             1995 STOCK OPTION PLAN

                                Table of Contents

                                                                          Page

I   DEFINITIONS............................................................1
       1.1  Definitions....................................................1

II  THE PLAN...............................................................4
       2.1  Purpose........................................................4
       2.2  Administration.................................................5
       2.3  Participation..................................................6
       2.4  Stock Subject to the Plan......................................6
       2.5  Grant of Awards................................................6
       2.6  Exercise of Awards.............................................6

III OPTIONS................................................................7
       3.1  Payment Methods................................................7
       3.2  Option Period..................................................8
       3.3  Exercise of Options............................................8
       3.4  Substituted Options............................................9

IV  OTHER PROVISIONS......................................................10
       4.1  Rights of  Eligible Employees, Eligible Directors,
              Participants and Beneficiaries..............................10
       4.2  Adjustments Upon Changes in Capitalization and Other Events...11
       4.3  Termination of Employment.....................................13
       4.4  Acceleration of Awards........................................14
       4.5  Government Regulations........................................15
       4.6  Tax Withholding...............................................15
       4.7  Forfeiture for Dishonesty.....................................16
       4.8  Amendment, Termination and Suspension.........................16
       4.9  Privileges of Stock Ownership; Nondistributive Intent.........17
       4.10 Effective Date of the Plan....................................17
       4.11 Term of the Plan..............................................18
       4.12 Governing Law.................................................18




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                                    PREAMBLE

      The UAC Holdings Corporation 1995 Stock Option Plan is hereby amended and restated, effective as of the date Arcus Group, Inc. merges with and into Iron Mountain Incorporated (the "Restatement Date"), and shall thereafter be known as the Iron Mountain/ATSI 1995 Stock Option Plan (the "Plan"). As amended and restated, the Plan shall govern all events, including without limitation the exercise of an Option issued prior to the Restatement Date, that occur on or after the Restatement Date. In the event Arcus Group, Inc. fails to merge with and into Iron Mountain Incorporated, this amendment and restatement shall be null and void and of no further force and effect.

I     DEFINITIONS.

      1.1 Definitions.

          (a) "ATSI" shall mean Arcus Technology Services, Inc.

          (b) "Award" shall mean a Nonqualified Stock Option or an Incentive Stock Option granted under this Plan.

          (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

          (d) "Award Date" shall mean the date upon which the Predecessor Committee took the action granting an Award or such later date as was prescribed by the Predecessor Committee.

          (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

          (f) "Board" shall mean the Board of Directors of Iron Mountain Incorporated.

          (g) "Change of Control" of Iron Mountain Incorporated shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by Iron Mountain Incorporated becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of Iron Mountain Incorporated's outstanding Common Stock, and within the period of twenty-four (24) consecutive months immediately thereafter, individuals other than (a) individuals who at the beginning of such period constitute the entire Board of Directors or (b) individuals whose election, or nomination for election by Iron Mountain Incorporated's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board.



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          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Commission" shall mean the Securities and Exchange Commission.

          (j) "Committee" shall mean a committee or subcommittee of the Board appointed by the Board and composed of at least two (2) members of the Board.

          (k) "Common Stock" shall mean the common stock, par value $.01 per share, of Iron Mountain Incorporated.

          (l) "Director Participant" shall mean an Eligible Director of ATSI.

          (m) "Eligible Director" shall mean a non-employee director of ATSI.

          (n) "Eligible Employee" shall mean an officer or employee of ATSI or a Subsidiary of ATSI other than one who is, or has been during the 365 days immediately preceding the Award Date, a member of the Predecessor Committee.

          (o) "Employee Participant" shall mean an Eligible Employee who has been awarded an Award.

          (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (q) "Fair Market Value" at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then the fair market value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such prior date on the


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principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of fair market value.

          (r) "Incentive Stock Option" shall mean an option that is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (s) "Initial Agreement" shall have the meaning set forth in Section 3.3(d).

          (t) "ISO" shall have the meaning set forth in Section 3.1.

          (u) "Insiders" shall mean persons subject to Section 16 of the Exchange Act.

          (v) "Limited Change of Control" of Iron Mountain Incorporated shall be deemed to have occurred if (i) following a merger or consolidation individuals serving as members of the Board immediately prior to the merger or consolidation no longer constitute a majority of the individuals serving as members of the Board (or the board of directors of the surviving corporation) and (ii) the voting securities of Iron Mountain Incorporated outstanding immediately prior to the merger or consolidation fail to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the voting power of the securities of Iron Mountain Incorporated or the surviving entity outstanding immediately after the merger or consolidation.

          (w) "Nonqualified Stock Option" shall mean an option that is not designated as an Incentive Stock Option.

          (x) "Option" shall mean an option to purchase Common Stock under this Plan. Each Option was heretofore designated by the Predecessor Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

          (y) "Participant" shall mean an Employee Participant or Director Participant or both, as the case may be.

          (z) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

          (aa) "Plan" shall mean the Iron Mountain/ATSI 1995 Stock Option Plan, as amended from time to time.

          (bb) "Predecessor Committee" shall mean the Committee, as defined in the Predecessor Plan, that was in place prior to the Restatement Date.



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          (cc) "Predecessor Plan" shall mean the UAC Holdings Corporation 1995
Stock Option Plan.

          (dd) "Restatement Date" shall have the meaning set forth in the Preamble.

          (ee) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (ff) "Subsidiary of ATSI" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly through an unbroken chain of ownership by ATSI.

          (gg) "Subsidiary of Iron Mountain" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly through an unbroken chain of ownership by Iron Mountain Incorporated.

          (hh) "Termination for Cause" shall mean the termination of employment or service caused by the individual's personal dishonesty, willful misconduct, any breach of a fiduciary duty involving personal profit or intentional failure to perform stated duties, or the conviction of the individual of a crime involving moral turpitude or the entry of a plea of nolo contendere for such crime (other than traffic violations or similar offenses).

          (ii) "Termination for Special Cause" shall mean the termination of employment or service caused by (i) the individual's commission of a willful act, such as fraud, conversion, embezzlement, falsifying records or reports or a similar act against Iron Mountain Incorporated or a Subsidiary of Iron Mountain, intending to enrich himself at the expense of Iron Mountain Incorporated or a Subsidiary of Iron Mountain, (ii) the individual having been guilty of willful misconduct or gross negligence in carrying out his duties or (iii) the individual having been convicted of, or entered a plea of guilty to, a felony crime involving moral turpitude.

          (jj) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.


II    THE PLAN.

      2.1 Purpose.

          The purpose of this Plan is to grant Awards to promote the success initially of ATSI and any Subsidiary of ATSI and after the Restatement Date of Iron Mountain Incorporated and any Subsidiary of Iron Mountain by providing an additional means to attract and retain key personnel through added long-term incentives for high levels of performance and for significant efforts to improve the financial performance initially of ATSI and any Subsidiary


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of ATSI and after the Restatement Date of Iron Mountain Incorporated and any
Subsidiary of Iron Mountain.

      2.2 Administration.

          (a) This Plan shall be administered by the Board, or in the discretion of the Board, the Committee. For so long as Section 16 of the Exchange Act is applicable to Iron Mountain Incorporated, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act. In the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. All references in the Plan to the "Committee" shall be understood to refer to the Committee or the Board, whoever shall administer the Plan.

          The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan.

          With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

          The Plan shall be administered in such a manner as to permit Incentive Stock Options to qualify as such under Section 422 of the Code.

          (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of Iron Mountain Incorporated and Participants under this Plan, to further define the terms used in this Plan, to describe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be final and binding.

          (c) Subject only to compliance with the express provisions hereof, any action taken by, or inaction of, Iron Mountain Incorporated, any Subsidiary of Iron Mountain Incorporated, the Board or the Committee relating to this Plan shall be within the absolute


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discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or the Committee and no officer of Iron Mountain Incorporated or a Subsidiary of Iron Mountain shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself.

          (d) The Awards to Eligible Directors are intended to comply with Rule 16b-3 of the Exchange Act. Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3 of the Exchange Act, neither the Committee nor the Board shall have the authority to determine the amount or price of securities to be awarded and/or the timing of Awards to Eligible Directors under this Plan, which terms shall be set forth herein. To the extent any provision of the Plan or action by the Committee fails to comply with this
Section 2.2(d), such provision or action shall be null and void to the extent permitted by law and deemed advisable by the Board.

      2.3 Participation.

          Awards may be granted to Eligible Employees and Eligible Directors. Eligible Directors will not be granted Incentive Stock Options under this Plan.

      2.4 Stock Subject to the Plan.

          The stock to be offered under this Plan shall be Common Stock, from either authorized but unissued shares or treasury shares. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 377,957 shares, subject to adjustment as set forth in Section 4.2.

      2.5 Grant of Awards.

          (a) Any Award under the Plan shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Award to an Eligible Employee is made on the Award Date.

          (b) Awards to Eligible Directors will be set forth under the terms and conditions of the Plan. Neither the Board nor the Committee shall have the authority to determine the amount or price of Awards or affect the timing of any Award granted to an Eligible Director. The grant of an Award to an Eligible Director is made on the Award Date.

          (c) No Awards may be made on or after the Restatement Date.

      2.6 Exercise of Awards.

          An Option shall be deemed to be exercised when the Chief Financial Officer of Iron Mountain Incorporated or his designee receives written notice of the exercise from the


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Participant stating the number of shares with respect to which the Option is being exercised and accompanied by other payment or deemed payment of the purchase price in a manner described in Section 3.1(a) (except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 3.1(b)). Such notice shall be delivered in person or by facsimile transmission to the Chief Financial Officer of Iron Mountain Incorporated or his designee or shall be sent by registered mail, return receipt requested, to the Chief Financial Officer of Iron Mountain Incorporated or his designee, in which case delivery shall be deemed made on the date such notice is deposited in the mail. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required, among other reasons, to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

III   OPTIONS.

      3.1 Payment Methods.

          (a) The exercise price of any options exercised shall be paid in full at the time of each purchase in one or a combination of the following methods:
(i) in cash or by check payable to the order of Iron Mountain Incorporated; (ii) if authorized by the Committee or specified in the Option being exercised, by a recourse promissory note made by the Participant in favor of Iron Mountain Incorporated, upon the terms and conditions determined by the Committee and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) and such other security as the Committee may require; (iii) the exchange of Options having a value equal to such exercise price; or (iv) by shares of Common Stock of Iron Mountain Incorporated already owned by the Participant provided that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Participant may not make payment in shares of Common Stock that he acquired upon the earlier exercise of any option designated as an incentive stock option within the meaning of Section 422 of the Code, whether granted pursuant to this Plan or another plan of ATSI or any Subsidiary of ATSI or a plan of Iron Mountain Incorporated or any Subsidiary of Iron Mountain (an "ISO"), unless he has held the shares until at least two (2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then the Participant shall deliver to Iron Mountain Incorporated certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such certificates. If the exercise price exceeds the Fair Market Value of the shares for which certificates are delivered, the Participant shall also deliver cash or a check payable to the order of Iron Mountain Incorporated in an amount equal to the amount of that excess, or, if the Award Agreement so provides, his promissory note as


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described in Section 3.1(a)(ii); provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares. The value of any Option used to satisfy the exercise price of another Option shall equal the Fair Market Value of the shares of Common Stock on the date of exercise, minus the exercise price stated in the Option to be exchanged.

          (b) Alternatively, Options may be exercised by means of a "cashless exercise" procedure in which a broker: (i) transmits the exercise price to Iron Mountain Incorporated in cash or acceptable cash equivalents either (1) against the Participant's notice of exercise and Iron Mountain Incorporated's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price or (2) as the proceeds of a margin loan to the Participant; or (ii) agrees to pay the exercise price to Iron Mountain Incorporated in cash or acceptable cash equivalents upon the broker's receipt from Iron Mountain Incorporated of stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price.

          (c) At the time specified in a Participant's notice of exercise, Iron Mountain Incorporated shall, without issue or transfer tax to the Participant, deliver to him at the main office of Iron Mountain Incorporated, or such other place as shall be mutually acceptable, a certificate for the shares as to which his Option is exercised. If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless Iron Mountain Incorporated otherwise agrees.

      3.2 Option Period.

          Each Option, and all rights and obligations thereunder, shall expire on such date as shall be determined by the Predecessor Committee but not later than: (i) ten (10) years after the Award Date in the case of an Incentive Stock Option; (ii) five (5) years after the Award Date in the case of an Incentive Stock Option awarded to a person who, at the Award Date, owned shares of outstanding common stock of ATSI possessing more than ten percent (10%) of the total combined voting power of all classes of stock of ATSI; and (iii) in all other cases, twenty (20) years and one (1) day after the Award Date. Notwithstanding this Section 3.2, each Option, and all rights and obligations thereunder, shall be subject to earlier termination as hereinafter provided.

      3.3 Exercise of Options.

          (a) Except as otherwise provided in Section 4.4, an Option granted to an Eligible Employee may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement. The Committee may, at any time after grant of the Option to an Eligible Employee and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.


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In the case of an Incentive Stock Option, not less than 100 shares of Common
Stock may be purchased at one time unless the total number at the time available for purchase under the terms of the Option is less than 100 shares of Common Stock.

          (b) Nonqualified Stock Options granted under the Plan to an Eligible Director are exercisable as of the Restatement Date; provided, however, that any vesting schedule provided in an Award Agreement shall remain in full force and effect. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

          (c) The Participant must notify Iron Mountain Incorporated promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an Incentive Stock Option, before the later of (i) the second anniversary of the date of grant of the Incentive Stock Option and (ii) the first anniversary of the date the shares were issued upon his exercise of the Incentive Stock Option.

          (d) No Option shall be exercisable if at the time of exercise the Participant is in breach of Section 1(g) of the Proprietary and Confidentiality Agreement by and between the Participant and Arcus Data Security, Inc. (the "Initial Agreement") or the provisions of any other non-competition agreement between the Participant and Iron Mountain Incorporated or any Subsidiary of Iron Mountain that is in addition to or in lieu of the Initial Agreement.

          (e) In the event of a breach described in Section 3.3(d), the Participant shall, in the case of an unvested Option as of the Restatement Date that is later exercised, pay to Iron Mountain Incorporated with respect to such exercised Option an amount equal to the excess of the Fair Market Value of the Common Stock as of the date of exercise over the price paid for such stock; provided, however, that the Committee in its discretion may release the Participant from the requirement to make such payment if the Committee determines that the Participant's acceptance of such employment or performance of such services is not inimical to the best interests of Iron Mountain Incorporated or a Subsidiary of Iron Mountain. Iron Mountain Incorporated or any Subsidiary of Iron Mountain may deduct the amount of payment due under the preceding sentence from any compensation or other amount payable to the Participant.

      3.4 Substituted Options.

          With the consent of the Participant, the Committee shall have the authority at any time and from time to time to terminate any outstanding Option and grant in substitution for it a new Option covering the same number or a different number of shares, provided that the exercise price under the new Option shall be no less than the Fair Market Value of the Common Stock on the date of grant of the new Option.



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IV    OTHER PROVISIONS.

      4.1 Rights of Eligible Employees, Eligible Directors, Participants and Beneficiaries.

          (a) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Employee Participant any right to continue in the employ of Iron Mountain Incorporated or any Subsidiary of Iron Mountain or to construe any contract or agreement of employment, or interfere in any way with the right of Iron Mountain Incorporated or any Subsidiary of Iron Mountain to reduce such person's compensation or to terminate the employment of such Eligible Employee or Employee Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of Iron Mountain Incorporated or any Subsidiary of Iron Mountain or any Eligible Employee or Employee Participant.

          (b) Nothing contained in this Plan (or in Award Agreements or in any other document related to this Plan or to Awards) shall confer upon any Eligible Director or Director Participant any right to be, or continue as a member of the board of directors of Iron Mountain Incorporated or any Subsidiary of Iron Mountain or to construe any contract or agreement, or interfere in any way with the right of Iron Mountain Incorporated or any Subsidiary of Iron Mountain to reduce such person's fees or to terminate the service of such Eligible Director or Director Participant, with or without cause, and nothing contained in this Plan or any document related thereto shall affect any other contractual right of Iron Mountain Incorporated or any Subsidiary of Iron Mountain or any Eligible Director or Director Participant.

          (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Except as set forth in any Award Agreement, other than by will or the laws of descent and distribution, no Option or other benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

          (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including specific shares of Common Stock) of Iron Mountain Incorporated or any Subsidiary of Iron Mountain by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between Iron Mountain Incorporated or any Subsidiary of Iron Mountain and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to


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receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of Iron Mountain Incorporated or any Subsidiary of Iron Mountain.

          (e) A Participant shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of a certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 4.2.

      4.2 Adjustments Upon Changes in Capitalization and Other Events.

          In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of Iron Mountain Incorporated by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities covered by outstanding Options and for which Options may be granted under the Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Award Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an Incentive Stock Option that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including Iron Mountain Incorporated and all Participants.

          If while unexercised Options remain outstanding under the Plan Iron Mountain Incorporated merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Participants will be entitled to acquire shares of Common Stock of the reincorporated entity upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of Iron Mountain Incorporated, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated entity.

          Except as otherwise provided in the preceding paragraph, if while unexercised Options remain outstanding under the Plan Iron Mountain Incorporated merges or consolidates with one or more corporations (whether or not the Iron Mountain Incorporated is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control, then, except as otherwise specifically provided to the contrary in any Participant's Award Agreement, the Committee, in its discretion, shall amend the terms of all outstanding Options so that either:

          (a) after the effective date of such merger, consolidation, sale or Change of Control, as the case may be, each Participant shall be entitled, upon exercise of an Option to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger,


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



consolidation, sale or Change of Control if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value; or

          (b) all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control, provided that each Participant shall have the right to exercise his Option according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such merger, consolidation, liquidation, sale or Change of Control; and in addition to the foregoing, the Committee may in its discretion amend the terms of an Option by cancelling some or all of the restrictions on its exercise, to permit its exercise pursuant to this paragraph
(b) to a greater extent than that permitted on its existing terms; or

          (c) all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Participant would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such merger, consolidation, liquidation, sale or Change in Control, less the exercise price therefor. Upon receipt of such consideration by the Participant, his or her Option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Participant would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of Iron Mountain Incorporated shall be Fair Market Value.

          Notwithstanding any provision of this Section 4.2 to the contrary, if while unexercised Options remain outstanding under the Plan Iron Mountain Incorporated or a wholly-owned subsidiary of Iron Mountain Incorporated merges or consolidates with one or more corporations (whether or not Iron Mountain Incorporated is the surviving corporation) in any transaction or series of related transactions and there is a Limited Change of Control, then the terms of all outstanding Options shall be amended so that any vesting restrictions on the exercise of the Option shall be cancelled as of the effective date of the merger or consolidation and, if Iron Mountain Incorporated is not the surviving corporation, after the effective date of such merger or consolidation each Participant shall be entitled, upon exercise of an Option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities and such other consideration to which he would have been entitled as a result of the terms of the merger or consolidation if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised.

          Except as expressly provided to the contrary in this Section 4.2, the issuance by Iron Mountain Incorporated of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of Iron Mountain Incorporated convertible into such shares or other securities, shall



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


not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

          In adjusting Awards to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of Iron Mountain Incorporated, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

          In no event will the merger of Arcus Group, Inc. with and into Iron Mountain Incorporated be treated as an event described in this Section 4.2.

      4.3 Termination of Employment.

          (a) If the Employee Participant's employment by Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates for any reason other than death or Total Disability, the Employee Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.2, such period as is provided in the Award Agreements from the date of termination of employment to exercise any Option to the extent it shall have become vested on that date, and any Option not vested on that date shall terminate. Notwithstanding the preceding sentence, in the event the Employee Participant is Terminated for Cause as determined by the Committee, in its sole discretion, at the option of the Committee all Options shall lapse and be forfeited immediately upon such termination of employment.

          (b) If the Director Participant's service with Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates for any reason other than death or Total Disability, the Director Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.2, ninety (90) days from the date of termination of service to exercise any Option. Notwithstanding the preceding sentence, in the event the Director Participant is Terminated for Cause, at the option of the Committee all Options shall lapse and be forfeited immediately upon such termination of service.

          (c) If the Employee Participant's employment with Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates as result of Total Disability, the Employee Participant or the Employee Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.2, one (1) year or such shorter period as is provided in the Award Agreements from the date of termination of employment to exercise any Option to the extent it shall have become vested by such date of termination, and any Option not vested on such date shall terminate.

          (d) If the Director Participant's service with Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates as a result of Total Disability, the Director Participant or the Director Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.2, one (1) year from the date of termination of service to exercise any Option.

          (e) If the Employee Participant's employment by Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates as a result of death while employed or during the period referred to in subsection (a) above, the Employee Participant's Option shall be exercisable by the Employee Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by
Section 3.2, during the one (1) year period or such shorter period as is provided in the Award Agreements following the Employee Participant's death, as to all or any part of the shares of Common Stock covered thereby including all shares covered by the nonvested portion of such Option (except as otherwise provided in the Award Agreement).

          (f) If the Director Participant's service with Iron Mountain Incorporated or a Subsidiary of Iron Mountain terminates as a result of death while the Director Participant is still a member of the Board or during the period referred to in (b) above, the Director Participant's Option shall be exercisable by the Director Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 3.2, during the one (1) year period following the Director Participant's death, as to all or any part of the shares of Common Stock covered thereby.

          (g) In the event of termination of employment with Iron Mountain Incorporated or a Subsidiary of Iron Mountain for any reason, other than Termination for Cause, the Committee may, in its discretion, increase the portion of the Employee Participant's Award available to the Employee Participant, or the Employee Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

          (h) If an entity ceases to be a Subsidiary of Iron Mountain, such event shall be deemed for purposes of this Section 4.3 to be a termination of employment of each employee of that entity who does not transfer employment to Iron Mountain Incorporated or a Subsidiary of Iron Mountain.

      4.4 Acceleration of Awards.

          All Options granted under the Plan to an Eligible Employee are exercisable as of the Restatement Date; provided, however, that any vesting schedule provided in an Award Agreement shall remain in full force and effect; and provided, further, that in the event of a termination of employment (other than a Termination for Special Cause) by Iron Mountain Incorporated or a Subsidiary of Iron Mountain, there shall be immediate vesting of any unvested portion thereof. Acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

      4.5 Government Regulations.

          This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) that may, in the opinion of counsel for Iron Mountain Incorporated, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, Iron Mountain Incorporated shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares will result in a violation by the Participant or Iron Mountain Incorporated of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act, upon the exercise of any Option Iron Mountain Incorporated shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to Iron Mountain Incorporated has been received by Iron Mountain Incorporated to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. Iron Mountain Incorporated shall not be obligated to take any other affirmative action in order to cause the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

      4.6 Tax Withholding.

          (a) Upon the disposition by an Employee Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, Iron Mountain Incorporated shall have the right to (i) require such Employee Participant or such other person to pay by cash or check payable to Iron Mountain Incorporated, the amount of any taxes that Iron Mountain Incorporated or any Subsidiary of Iron Mountain may be required to withhold with respect to such transactions or
(ii) deduct from amounts paid in cash the amount of any taxes that Iron Mountain Incorporated may be required to withhold with respect to such cash amounts.

          (b) The Committee may, in its discretion, permit a loan from Iron Mountain Incorporated or any Subsidiary of Iron Mountain to an Employee Participant in the amount of any taxes that Iron Mountain Incorporated or any Subsidiary of Iron Mountain may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

          (c) The Committee may in its discretion also permit any Participant's withholding obligation to be paid in whole or in part in the form of shares of Common Stock, by withholding from the shares to be issued or by accepting delivery from the Participant of shares already owned by him. For this purpose, the value of Common Stock shall be its Fair Market Value. A Participant may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him for at least two (2) years after the date the ISO was granted and at least one (1) year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Participant shall deliver to Iron Mountain Incorporated certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

          (d) The proceeds from the sale of shares pursuant to Options shall constitute general funds of Iron Mountain Incorporated.

      4.7 Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both Iron Mountain Incorporated and a Participant, that the Participant has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by Iron Mountain Incorporated, which damaged Iron Mountain Incorporated, or has disclosed trade secrets or other proprietary information of Iron Mountain Incorporated, (a) the Participant shall forfeit all unexercised Options and all exercised Options under which Iron Mountain Incorporated has not yet delivered the certificates, and (b) Iron Mountain Incorporated shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Participant upon the earlier exercise of any Option, at a price equal to the amount paid to Iron Mountain Incorporated upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise of the Option and the date of such repurchase upon a debt in the amount of the exercise price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. The decision of the Board as to the cause of a Participant's discharge and the damage done to Iron Mountain Incorporated shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of a Participant by Iron Mountain Incorporated. For purposes of this Section 4.7, references to Iron Mountain Incorporated shall, unless the context otherwise requires, include Iron Mountain Incorporated and any Subsidiary of Iron Mountain.

      4.8 Amendment, Termination and Suspension.

          (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). The Committee may, with the consent of the Employee Participant, make such modifications of the terms and conditions of such Employee Participant's Award as it shall deem advisable. The Committee, with the consent of the

Employee Participant, may also amend the terms of any Option to provide that the exercise price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option that is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by the Plan and not adverse to the interests of the Employee Participants. No Awards may be granted during any suspension of this Plan or after its termination.

          (b) If an amendment would (i) materially increase the benefits accruing to Participants within the meaning of Rule 16b-3 under the Exchange Act or any successor thereto at a time when Iron Mountain Incorporated is subject to
Section 13(a) or 15(d) of the Exchange Act, (ii) increase the aggregate number of shares that may be issued under this Plan at a time when Iron Mountain Incorporated is subject to Section 13(a) or 15(d) of the Exchange Act or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and by a majority of the stockholders of Iron Mountain Incorporated.

          (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

          (d) Notwithstanding anything herein to the contrary, the Predecessor Committee has determined that the amendments to this Plan as reflected herein and effective as of the Restatement Date shall apply to any Award granted under the Plan prior to its Restatement Date. The Committee may, in its discretion, determine that a restated Award Agreement reflecting the changes to an Option resulting from the amendment and restatement of this Plan or the merger of Arcus Group, Inc. with and into Iron Mountain Incorporated be issued. Any such restated Award Agreement shall supersede any existing Award Agreement and shall recognize that the terms and conditions of the restated Award Agreement and this Plan, as amended and restated, shall govern all events on or after the Restatement Date.

      4.9 Privileges of Stock Ownership; Nondistributive Intent.

          A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 4.2.

      4.10 Effective Date of the Plan.

          This Plan was originally effective November 1, 1995.

      4.11 Term of the Plan.

           Unless previously terminated by the Board, this Plan shall terminate at the close of business on December 31, 2005, but such termination shall not affect any Award theretofore granted, without the consent of the Participant.

      4.12 Governing Law.

           This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of law. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.




















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